QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.13

CF INDUSTRIES HOLDINGS, INC.
2005 EQUITY AND INCENTIVE PLAN
NON-EMPLOYEE DIRECTOR RESTRICTED STOCK AWARD
AGREEMENT

        Name of Grantee:

        Restricted Stock: [FMV of $65,000 on Grant Date] shares of Restricted Stock

        Grant Date: [MD, 2005]

        Vesting Date: The earlier to occur of the first annual meeting of Company shareholders occurring after the Grant Date or one-year following the Grant Date, subject to earlier acceleration as described herein.

        Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms as defined in the CF Industries Holdings, Inc. 2005 Equity and Incentive Plan (the "Plan"). Please review this Award Agreement and promptly return a signed copy to William Eppel in order to render the grant effective.

* * * * *

        1.     You have been granted the shares of Restricted Stock shown above, subject to the terms and conditions of the Plan and this Award Agreement.

        2      From the Grant Date until the Vesting Date, you may not sell, assign, transfer, donate, pledge or otherwise dispose of the Restricted Stock unless such restrictions shall lapse prior to the Vesting Date as described herein.

        3.     Each certificate representing Restricted Stock shall bear the following legend:

    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

        You shall be entitled to have such legend removed from such certificate when the restrictions referred to in Section 2 with respect to the Restricted Stock have lapsed.

        4.     Restrictions on the Restricted Stock shall lapse on the Vesting Date, subject to earlier lapse upon a Change in Control as provided for in the Plan or as otherwise provided herein.

        5.     If you shall resign from the Board for any reason prior to the date the restrictions on your Restricted Stock shall have lapsed, the Restricted Stock shall be forfeited. Notwithstanding the above, in the event of your death or disability (as determined by the Board) or in the event that you are not reappointed or reelected to the Board, the restrictions and forfeiture conditions applicable to the Restricted Stock shall lapse, and the Restricted Stock shall be deemed fully vested in accordance with the terms of the Plan.

        6.     During the restricted period, you shall have the right to vote Restricted Stock and to receive any dividends or distributions paid on such stock.

        7.     The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of you and the Company with respect to the subject matter hereof, and may not be modified except by means of a writing signed by you and the Company. If there is a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan shall govern. This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware.

        By your signature and the signature of the Company's representative below, you and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan, the terms of which are incorporated herein, and this Award Agreement. You have reviewed the Plan and this Award Agreement in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and Award Agreement. You further agree to notify the Company upon any change in the residence address indicated below.

GRANTEE	CF INDUSTRIES HOLDINGS, INC.

Signature	By:

Print Name	Title:

Residence Address

QuickLinks

  Exhibit 10.13
CF INDUSTRIES HOLDINGS, INC. 2005 EQUITY AND INCENTIVE PLAN NON-EMPLOYEE DIRECTOR RESTRICTED STOCK AWARD AGREEMENT